Acquisition of Sabina Gold and Silver Corp.	12 Months Ended
Dec. 31, 2022
Business Combination [Abstract]
Acquisition of Sabina Gold and Silver Corp.	Acquisition of Sabina Gold and Silver Corp.
Subsequent to December 31, 2022, on February 13, 2023, the Company entered into a definitive agreement pursuant to which it had agreed to acquire all of the issued and outstanding common shares of Sabina Gold & Silver Corp. ("Sabina Gold") (the “Transaction”).

The Transaction will result in the Company acquiring Sabina Gold’s 100% owned Back River Gold District located in Nunavut, Canada. Under the terms of the Transaction, the Company will issue 0.3867 of a common share for each Sabina Gold common share held. All outstanding Sabina Gold stock options will be exchanged for B2Gold stock options based on the exchange ratio.

The Transaction will be implemented by way of a court-approved Plan of Arrangement under the Business Corporations Act (British Columbia) and will require approval by 66 2/3% of the votes cast by Sabina Gold shareholders at a special meeting expected to be held in April 2023. In addition to Sabina Gold shareholder approval, the Transaction is subject to normal course regulatory approvals and the satisfaction of customary closing conditions.